(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
July 31, 2001


MuniHoldings
Fund II, Inc.


www.mlim.ml.com


MuniHoldings Fund II, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MUNIHOLDINGS FUND II, INC.

The Benefits and
Risks of Leveraging

MuniHoldings Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


MuniHoldings Fund II, Inc., July 31, 2001


DEAR SHAREHOLDER

For the 12-month period ended July 31, 2001, the Common Stock of MuniHoldings Fund II, Inc. earned $0.759 per share income dividends, which included earned and unpaid dividends of $0.063. This represents a net annualized yield of 5.65%, based on a month-end per share net asset value of $13.42. During the same period, the total investment return on the Fund's Common Stock was +14.86%, based on a change in per share net asset value from $12.45 to $13.42, and assuming reinvestment of $0.759 per share income dividends.

For the six-month period ended July 31, 2001, the Fund's Auction
Market Preferred Stock had an average yield of 3.15% for Series A and 3.11% for Series B.


The Municipal Market Environment
In recent months, investors' attention has been largely focused on weak US economic growth, volatile US equity markets, and most importantly, the Federal Reserve Board's responses to these factors. For the six-month period ended July 31, 2001, US economic growth remained weak despite repeated actions by the Federal Reserve Board to bolster US economic activity and consumer confidence. US economic activity, as measured by gross domestic product (GDP), grew 1.3% during the first quarter of 2001, while the second quarter's GDP recently was estimated at 0.7%. The Federal Reserve Board, at each of its meetings this year, lowered short-term interest rates to foster greater economic growth. In the first seven months of 2001, the Federal Reserve Board lowered short-term interest rates from 6.50% to 3.75%. Lower short-term interest rates should boost economic growth by allowing businesses to finance daily operations and company expansions more easily. Lower interest rates also can reduce mortgage rates, making housing more affordable to consumers, lifting both housing and related home furnishing industries.

Despite considerable weekly and monthly volatility, fixed-income bond yields for the six months ended July 31, 2001 were little changed from their late January 2001 levels. Yields initially declined into March before rising in early May and declined again for the remainder of the July period. Citing weakening employment, declines in business investment and profits and continued modest consumer spending, the Federal Reserve Board lowered short-term interest rates on a monthly basis through April 2001. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March, long-term US Treasury bond yields declined approximately 25 basis points (0.25%) to 5.26%.

Initially, equity markets, especially the NASDAQ, rallied strongly expecting the Federal Reserve Board to take whatever action was necessary to restore both economic growth and corporate profitability. During late April and May 2001, many investors reallocated assets out of US Treasury securities back into equities. Corporate treasurers also issued significant amounts of taxable debt to take advantage of historically low interest rates. These higher-yielding issues helped reduce the demand for US Treasury obligations. Additionally, a strong Producer Price Index released in early May ignited smoldering inflationary fears among many investors. These investors believed that the 250 basis point decline in short-term interest rates by the Federal Reserve Board through May would eventually rekindle a strong US economy with concomitant inflationary pressures. As a result of these factors, US Treasury bond prices declined sharply and yields rose to 5.90% by mid-May 2001.

However, in early June, a report was issued stating that US manufacturing remained weak. Additionally, large numbers of US companies began to release weaker-than-expected earnings reports that pushed equity prices lower. These factors combined to renew investor demand for US Treasury issues and bond prices began to rise. The fixed-income markets continued to improve in late June and throughout July as equities remained under considerable pressure. A sizeable decline in national employment released in early July also served to emphasize the ongoing decline in economic activity despite the Federal Reserve Board's easing of monetary policy in 2001. Weak foreign economies, particularly in Japan and Argentina, also bolstered investor demand for US Treasury obligations. The resultant positive market environment saw US Treasury yields decline to end July 2001 at 5.52%, essentially unchanged from their January 2001 closing yields of 5.50%.

During the six months ended July 31, 2001, the tax-exempt bond market also reacted to both the Federal Reserve Board's monetary policy and equity market volatility. However, its reaction was far more muted both in intensity and degree. The equity market rally in April and early May, combined with the possibility that the Federal Reserve Board was close to the end of its current interest rate reduction cycle, initially pushed municipal bond yields higher. By late May, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose to 5.65%, an increase of approximately 15 basis points from the end of January 2001 levels. However, during June and July 2001, both institutional and retail investor demand for tax-exempt securities significantly increased. For the remainder of the period, the municipal bond market was able to respond positively to this increased demand and long-term tax-exempt bond yields declined to 5.40% by July 31, 2001, a five basis point decline in long-term municipal bond yields from January 2001 levels.

The recent relative outperformance of the tax-exempt bond market has been particularly impressive given the dramatic increase in long-term municipal bond issuance during the six-month period ended
July 31, 2001. Historically, low municipal bond yields have continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields began to rise in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, almost $145 billion in long-term tax-exempt bonds was issued, an increase of more than 40% compared to the same 12-month period a year ago. During July 2001, tax-exempt bond issuance was particularly heavy with more than $75 billion in long-term municipal bonds underwritten, an increase of more than 45% compared to the same period a year ago.

Historically, early July has often been a period of weak investor demand for tax-exempt products. Seasonal tax pressures, particularly in April, often result in the liquidation of municipal securities to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. However, it was recently noted that thus far in 2001, new net cash inflows into municipal bond mutual funds reached $4 billion. The same 12-month period a year ago saw new net cash outflows of more than $13 billion. This suggests that the positive technical structure of the municipal market remains intact. Also, the months of June and July have tended to be periods of strong retail demand in response to the large coupon income payments and proceeds from bond maturities and early redemptions these months generated. Analysts estimated that investors received more than $60 billion in such proceeds in June 2001 and July 2001. Given continued weak equity markets, much of these monies were reinvested in tax-exempt products, increasing an already strong demand. Additionally, short-term municipal interest rates moved lower in response to the easier Federal Reserve Board monetary policy. Seasonal tax pressures kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to approximately 2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. It is likely that much of this positive environment may continue in the coming months.

Looking forward, the municipal market's direction is uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary conditions to a greater extent than financial markets currently expect. The prospect of two or three additional interest rate easings is likely to push fixed-income bond yields, including municipal bonds, lower. However, should the cumulative 300 basis point decline in short-term interest rates by the Federal Reserve Board so far this year, in addition to the economic stimu-lus expected to be generated by recent Federal tax reform, combine to restore consumer confidence and economic activity, tax-exempt bond yields are unlikely to decline further. However, given the strong technical position of the municipal bond market, the tax-exempt market is likely to continue to outperform its taxable counterpart in the near future.


Portfolio Matters
The Fund focuses on enhancing tax-exempt income, including the use of leverage, to the Common Stock shareholder. During the year ended July 31, 2001, we maintained a market neutral, fully invested position. This enabled the Fund to realize an attractive yield with a competitive total return. Throughout the period, the fixed-income marketplace was subject to significant price volatility. This was largely the result of uncertainty over the Federal Reserve Board's effectiveness at engineering a soft landing for the US economy. The Federal Reserve Board shifted to a strategy of aggressive easing moves, cutting short-term interest rates by 3.00% thus far this year. As a result, the Fund benefited from this in two ways. First, the lowering of short-term interest rates by the Federal Reserve Board has enabled the Fund's yield to the Common Stock shareholder to rise because of the lower cost of funding the Auction Market Preferred Stock. Second, long-term interest rates have rallied on the anticipation that the economy will not overheat, and inflation will not materialize. In addition to the decline in generic municipal interest rates, credit spreads continued to narrow for the past several months. This enabled the Fund's lower investment-grade and non investment-grade holdings to outperform their high-grade counterparts. These benefits should continue as we anticipate that the Federal Reserve Board will strive to reinvigorate the economy through further easing of monetary policy. Going forward, we believe the portfolio is well-structured with a high current income, low volatility position. We expect to maintain this strategy for the near future.


MuniHoldings Fund II, Inc., July 31, 2001

The yield on the Fund's Auction Market Preferred Stock averaged 3.13% for the past six months, but recently auctioned off at 2.50%. Leverage continues to benefit the Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt rates narrow, the benefits of leverage will decline and the yield to the Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniHoldings Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



September 4, 2001


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
              S&P       Moody's    Face
STATE       Ratings     Ratings   Amount   Issue                                                                 Value
Alabama         AAA     Aaa     $ 4,000    Jefferson County, Alabama, Sewer Revenue Bonds, Series D,
--1.8%                                     5.70% due 2/01/2018 (b)                                              $  4,199


Arizona         B+      Ba3       2,250    Apache County, Arizona, IDA, PCR, Refunding (Tucson
--6.5%                                     Electric Power Co. Project), Series B, 5.875% due 3/01/2033             2,101
                NR*     B3        2,800    Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                           Bonds (America West Airlines Inc. Project), AMT,
                                           6.30% due 4/01/2023                                                     2,296
                B+      Ba3       5,000    Pima County, Arizona, IDA, Industrial Revenue Refunding
                                           Bonds (Tucson Electric Power Company Project), Series B,
                                           6% due 9/01/2029                                                        4,747
                AAA     Aaa       1,500    Pima County, Arizona, Unified School District Number 012,
                                           Sunnyside, GO, Refunding, 5% due 7/01/2012 (c)                          1,583
                A1+     P1        3,000    Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES,
                                           2.70% due 12/01/2009 (f)                                                3,000
                NR*     NR*       1,635    Show Low, Arizona, Improvement District No. 5, Special
                                           Assessment Bonds, 6.375% due 1/01/2015                                  1,700


California      AAA     Aaa       2,000    Benicia, California, Unified School District, GO, Refunding,
--13.4%                                    Series A, 5.615%** due 8/01/2020 (b)                                      724
                NR*     Aa3       5,000    California State, GO, Refunding, RIB, Series 475, 7.71%
                                           due 9/01/2017 (d)(e)                                                    5,261
                A1+     VMIG1++   4,000    Chula Vista, California, IDR, Refunding (San Diego Gas &
                                           Electric Co.), VRDN, AMT, Series A, 6.75% due 3/01/2023 (f)             4,218
                                           Sacramento County, California, Sanitation District Financing
                                           Authority, Revenue Refunding Bonds (e):
                AA      Aa3       3,000      RIB, Series 366, 9.03% due 12/01/2027                                 3,594
                AA      Aa3       2,500      Trust Receipts, Class R, Series A, 9.107% due 12/01/2019              2,911
                                           San Marino, California, Unified School District, GO,
                                           Series A (d):
                AAA     Aaa       1,820      5.50%** due 7/01/2017                                                   795
                AAA     Aaa       1,945      5.55%** due 7/01/2018                                                   799
                AAA     Aaa       2,070      5.60%** due 7/01/2019                                                   801
                AAA     Aaa       9,635    San Ramon Valley, California, Unified School District,
                                           GO, Series A, 5.58%** due 7/01/2018 (b)                                 3,957
                NR*     NR*       3,000    Santa Margarita, California, Water District, Special Tax
                                           Refunding Bonds (Community Facilities District No. 99),
                                           Series 1, 6.25% due 9/01/2029                                           3,097
                AAA     Aaa       5,000    Tracy, California, Area Public Facilities Financing Agency,
                                           Special Tax Refunding Bonds (Community Facilities District
                                           Number 87-1), Series H, 5.875% due 10/01/2019 (d)                       5,321


Colorado        BB+     Ba1         400    Northwest Parkway, Colorado, Public Highway Authority Revenue
--0.2%                                     Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                     402


Connecticut     AA      Aa2       4,020    Connecticut State, GO, RIB, Series 373, 8.89%
--5.6%                                     due 6/15/2013 (e)                                                       4,831
                AA      Aa2       2,470    Connecticut State, HFA, Revenue Bonds (Housing Mortgage
                                           Finance Program), Series C-1, 6% due 11/15/2028                         2,595
                BBB-    Baa3      2,500    Connecticut State Health and Educational Facilities
                                           Authority, Revenue Refunding Bonds (University of Hartford),
                                           Series D, 6.80% due 7/01/2022                                           2,563
                                           East Lyme, Connecticut, GO, Refunding (b):
                NR*     Aaa       1,040      5% due 7/15/2013                                                      1,097
                NR*     Aaa       1,035      5% due 7/15/2014                                                      1,080
                NR*     Aaa       1,030      5% due 7/15/2015                                                      1,066


Florida         AA-     A3        5,000    Broward County, Florida, Resource Recovery, Revenue
--4.8%                                     Refunding Bonds (Wheelabrator South Broward), Series A,
                                           5.375% due 12/01/2009                                                   5,290
                                           Hillsborough County, Florida, IDA, Exempt Facilities,
                                           Revenue Bonds (National Gypsum), AMT:
                NR*     NR*       1,250      Series A, 7.125% due 4/01/2030                                          992
                NR*     NR*       2,250      Series B, 7.125% due 4/01/2030                                        1,786
                A1+     VMIG1++   3,200    Martin County, Florida, PCR, Refunding (Florida Power & Light
                                           Company Project), VRDN, 2.85% due 7/15/2022 (f)                         3,200


Illinois        AAA     Aaa       5,950    Chicago Heights, Illinois, GO, Refunding, Series A,
--2.6%                                     5.65% due 12/01/2016 (b)                                                6,267


Indiana--2.5%   NR*     NR*       2,595    Indiana State Educational Facilities Authority, Revenue
                                           Refunding Bonds (Saint Joseph's College Project),
                                           7% due 10/01/2029                                                       2,730
                AAA     NR*       2,955    Marion County, Indiana, Convention and Recreational
                                           Facilities Authority, Excise Tax, Lease Revenue
                                           Refunding Bonds, Series A, 5.50% due 6/01/2016 (d)                      3,106

Portfolio
Abbreviations

To simplify the listings of MuniHoldings Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
DATES  Daily Adjustable Tax-Exempt Securities
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
VRDN   Variable Rate Demand Notes


MuniHoldings Fund II, Inc., July 31, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
              S&P       Moody's    Face
STATE       Ratings     Ratings   Amount   Issue                                                                 Value
Kansas                                     Johnson County, Kansas, Unified School District Number 233,
--3.3%                                     GO, Refunding, Series B (b):
                AAA     Aaa     $ 1,860      5.50% due 9/01/2015                                                $  2,036
                AAA     Aaa       5,295      5.50% due 9/01/2017                                                   5,769


Kentucky        NR*     NR*       1,165    Kenton County, Kentucky, Airport Board, Special Facilities
--0.5%                                     Revenue Bonds (Mesaba Aviation Inc. Project), AMT,
                                           Series A, 6.625% due 7/01/2019                                          1,134


Maryland        NR*     NR*       5,000    Maryland State Energy Financing Administration, Limited
--2.2%                                     Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                           AMT, 7.40% due 9/01/2019                                                5,195


Massachusetts   AAA     Aaa       6,770    Route 3 North Transit Improvement Association, Massachusetts,
--3.0%                                     Lease Revenue Bonds, 5.75% due 6/15/2025 (d)                            7,200


Minnesota       NR*     Aa1       2,050    Robbinsdale, Minnesota, Independent School District
--4.8%                                     Number 281, GO, 5.50% due 2/01/2017                                     2,145
                                           Rockford, Minnesota, Independent School District
                                           Number 883, GO (c):
                AAA     Aaa       2,870      5.60% due 2/01/2019                                                   3,015
                AAA     Aaa       2,390      5.60% due 2/01/2020                                                   2,511
                AAA     Aaa       3,525    Western Minnesota, Municipal Power Agency, Revenue
                                           Refunding Bonds, Series A, 5.50% due 1/01/2011 (a)                      3,753


Mississippi                                Mississippi Business Finance Corporation, Mississippi,
--2.9%                                     PCR, Refunding (System Energy Resources Inc. Project):
                BBB-    Ba1       5,000      5.875% due 4/01/2022                                                  4,846
                BBB-    Ba1       2,050      5.90% due 5/01/2022                                                   1,992


Missouri                                   Fenton, Missouri, Tax Increment Revenue Refunding and
--1.1%                                     Improvement Bonds (Gravois Bluffs):
                NR*     NR*       1,525      6.75% due 10/01/2015                                                  1,561
                NR*     NR*       1,000      7% due 10/01/2021                                                     1,031


New Jersey      NR*     NR*       2,000    New Jersey EDA, Retirement Community Revenue Bonds
--1.9%                                     (Seabrook Village Inc.), Series A, 8.125% due 11/15/2023                2,042
                BBB-    NR*       2,630    New Jersey EDA, Revenue Bonds (First Mortgage--Fellowship
                                           Village Project), Series C, 5.50% due 1/01/2018                         2,384


New Mexico      NR*     Baa3      5,000    Farmington, New Mexico, PCR, Refunding (Public Service
--2.0%                                     Company--San Juan Project), Series A, 5.80% due 4/01/2022               4,830


New York        NR*     Aaa       7,860    New York City, New York, City Municipal Water Finance
--5.4%                                     Authority, Water and Sewer System Revenue Bonds, RITR,
                                           Series 11, 8.82% due 6/15/2026 (c)(e)                                   8,900
                AAA     Aaa       3,500    New York State Dormitory Authority, Mental Health
                                           Services Facilities Improvement Revenue Bonds, Series B,
                                           5.75% due 2/15/2020 (d)                                                 3,748


North           AAA     Aaa       3,000    Charlotte, North Carolina, Airport Revenue Bonds,
Carolina                                   AMT, Series B, 6% due 7/01/2016 (d)                                     3,237
--3.2%          BBB     Baa3      2,000    North Carolina Eastern Municipal Power Agency, Power
                                           System Revenue Bonds, Series D, 6.75% due 1/01/2026                     2,148
                NR*     NR*       2,000    North Carolina Medical Care Commission, Health Care
                                           Facilities, First Mortgage Revenue Refunding Bonds
                                           (Presbyterian Homes Project), 7% due 10/01/2031                         2,088


Ohio--6.1%      NR*     Ba2       3,000    Cleveland, Ohio, Airport Special Revenue Refunding
                                           Bonds (Continental Airlines Inc. Project), AMT,
                                           5.70% due 12/01/2019                                                    2,620
                A1+     VMIG1++   1,400    Cuyahoga County, Ohio, Hospital Revenue Bonds
                                           (The Cleveland Clinic), VRDN, Series D, 2.80%
                                           due 1/01/2026 (f)                                                       1,400
                AAA     Aaa      10,000    Ohio State Air Quality Development Authority, Revenue
                                           Refunding Bonds (Dayton Power & Light Company),
                                           Series B, 6.40% due 8/15/2027 (d)                                      10,475


Oklahoma        A1+     VMIG1++   4,400    Oklahoma State Industries Authority, Revenue Refunding
--1.9%                                     Bonds (Integris Baptist), VRDN, Series B, 2.80%
                                           due 8/15/2029 (d)(f)                                                    4,400


Pennsylvania    NR*     NR*       2,000    Montgomery County, Pennsylvania, IDA, Revenue Refunding
--2.0%                                     Bonds (First Mortgage--Meadowood), Series A, 6.25%
                                           due 12/01/2017                                                          1,848
                NR*     NR*       2,500    Pennsylvania Economic Development Financing Authority,
                                           Exempt Facilities Revenue Bonds (National Gypsum Company),
                                           AMT, Series A, 6.25% due 11/01/2027                                     1,787
                NR*     NR*       1,000    Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                           Commercial Development (Doubletree), Series A, 6.50%
                                           due 10/01/2027                                                          1,006


Rhode           AAA     Aaa       1,000    Providence, Rhode Island, Public Building Authority,
Island--0.5%                               General Revenue Bonds, Series A, 5.60% due 12/15/2013 (c)               1,094


South           BBB     NR*       2,000    South Carolina Jobs, EDA, Economic Development Revenue
Carolina                                   Bonds (Westminster Presbyterian Center), 7.75% due 11/15/2030           2,190
--1.6%          BBB-    NR*       1,500    South Carolina Jobs, EDA, Revenue Bonds (Myrtle Beach
                                           Convention Center), Series A, 6.625% due 4/01/2036                      1,531


Tennessee       NR*     NR*       2,200    Hardeman County, Tennessee, Correctional Facilities
--0.9%                                     Corporation Revenue Bonds, Series B, 7.375% due 8/01/2017               2,122


Texas--3.2%     BBB-    Baa3      2,665    Austin, Texas, Convention Center Revenue Bonds
                                           (Convention Enterprises Inc.), First Tier, Series A,
                                           6.70% due 1/01/2028                                                     2,749
                AAA     Aaa       1,150    Eanes, Texas, Independent School District, GO, 5.50%
                                           due 8/01/2016                                                           1,214
                BBB-    Baa2      2,000    Lower Colorado River Authority, Texas, PCR (Samsung
                                           Austin Semiconductor), AMT, 6.95% due 4/01/2030                         2,088
                NR*     Aaa       1,400    Pasadena, Texas, Independent School District, GO,
                                           Series A, 5.50% due 2/15/2018                                           1,463


Virginia        NR*     NR*       2,500    Dulles Town Center, Virginia, Community Development
--14.0%                                    Authority, Special Assessment Tax (Dulles Town Center
                                           Project), 6.25% due 3/01/2026                                           2,469
                AAA     Aaa      10,000    Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                           Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)                11,390
                AAA     Aaa       2,450    Metropolitan Washington D.C., Airports Authority, Virginia
                                           General Airport Revenue Bonds, AMT, Series A, 6.625%
                                           due 10/01/2019 (d)                                                      2,584
                NR*     NR*       2,500    Peninsula Ports Authority, Virginia, Revenue Refunding
                                           Bonds (Port Facility - Zeigler Coal), 6.90% due 5/02/2022 (g)           1,600
                                           Pocahontas Parkway Association, Virginia, Toll Road
                                           Revenue Bonds:
                NR*     Ba1       6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2030                         705
                BBB-    Baa3     18,400      Senior-Series B, 7.35%** due 8/15/2030                                2,440
                BBB-    Baa3    $30,000      Senior-Series B, 5.95%** due 8/15/2033                                3,229
                                           Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                           AMT, Series A, Sub-Series A-2:
                AA+     Aa1       2,430      5.65% due 7/01/2011                                                   2,594
                AA+     Aa1       2,615      5.70% due 7/01/2012                                                   2,769
                AA+     Aa1       3,200    Virginia State, HDA, Revenue Bonds, AMT, Series D,
                                           6% due 4/01/2024                                                        3,322


MuniHoldings Fund II, Inc., July 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
              S&P       Moody's    Face
STATE       Ratings     Ratings   Amount   Issue                                                                 Value
Washington      AAA     Aaa     $ 5,400    Energy Northwest, Washington, Electric Revenue
--3.2%                                     Refunding Bonds (Columbia Generating), Series A, 5.50%
                                           due 7/01/2017 (c)                                                  $    5,671
                NR*     NR*       1,900    Port Seattle, Washington, Special Facilities Revenue
                                           Bonds (Northwest Airlines Project), AMT, 7.25%
                                           due 4/01/2030                                                           1,886


                Total Investments (Cost--$235,222)--101.1%                                                       238,320
                Liabilities in Excess of Other Assets--(1.1%)                                                    (2,702)
                                                                                                              ----------
                Net Assets--100.0%                                                                            $  235,618
                                                                                                              ==========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
(g)Non-income producing security.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.


Quality Portolio
(unaudited)

The quality ratings of securities in the Fund as of July 31, 2001 were as follows:

                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  44.5%
AA/Aa                                    15.0
BBB/Baa                                  14.0
BB/Ba                                     4.5
B/B                                       1.0
NR (Not Rated)                           15.3
Other*                                    6.8

*Temporary investments in short-term municipal securities.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of July 31, 2001
Assets:             Investments, at value (identified cost--$235,222,354)                                   $238,319,551
                    Cash                                                                                          10,309
                    Interest receivable                                                                        3,664,281
                    Prepaid expenses                                                                               1,116
                                                                                                            ------------
                    Total assets                                                                             241,995,257
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                 $  6,087,589
                      Dividends to shareholders                                                 139,097
                      Investment adviser                                                        105,579        6,332,265
                                                                                           ------------
                    Accrued expenses                                                                              45,341
                                                                                                            ------------
                    Total liabilities                                                                          6,377,606
                                                                                                            ------------


Net Assets:         Net assets                                                                              $235,617,651
                                                                                                            ============


Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (3,480 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 87,000,000
                      Common Stock, par value $.10 per share (11,073,334 shares
                      issued and outstanding)                                              $  1,107,333
                    Paid-in capital in excess of par                                        163,858,315
                    Undistributed investment income--net                                      1,101,837
                    Accumulated realized capital losses on investments--net                (20,547,031)
                    Unrealized appreciation on investments--net                               3,097,197
                                                                                           ------------
                    Total--Equivalent to $13.42 net asset value per share of
                    Common Stock (market price--$12.35)                                                      148,617,651
                                                                                                            ------------
                    Total capital                                                                           $235,617,651
                                                                                                            ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                    For the Year Ended July 31, 2001
Investment          Interest                                                                                $ 13,568,715
Income:


Expenses:           Investment advisory fees                                               $  1,259,808
                    Commission fees                                                             221,499
                    Professional fees                                                            86,314
                    Accounting services                                                          79,052
                    Transfer agent fees                                                          45,325
                    Directors' fees and expenses                                                 28,308
                    Printing and shareholder reports                                             23,050
                    Custodian fees                                                               18,953
                    Listing fees                                                                 15,330
                    Pricing fees                                                                 13,731
                    Other                                                                        22,201
                                                                                           ------------
                    Total expenses                                                                             1,813,571
                                                                                                            ------------
                    Investment income--net                                                                    11,755,144
                                                                                                            ------------


Realized &          Realized gain on investments--net                                                          1,310,804
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                         9,259,502
on Investments                                                                                              ------------
--Net:              Net Increase in Net Assets Resulting from Operations                                    $ 22,325,450
                                                                                                            ============

See Notes to Financial Statements.


MuniHoldings Fund II, Inc., July 31, 2001


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Year Ended July 31
                    Increase (Decrease) in Net Assets:                                         2001             2000
Operations:         Investment income--net                                                 $ 11,755,144     $ 12,026,466
                    Realized gain (loss) on investments--net                                  1,310,804     (21,857,824)
                    Change in unrealized appreciation/depreciation on investments
                    --net                                                                     9,259,502        3,449,283
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          22,325,450      (6,382,075)
                                                                                           ------------     ------------


Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (8,399,345)      (9,098,172)
Shareholders:         Preferred Stock                                                       (3,126,989)      (3,235,443)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --        (163,066)
                      Preferred Stock                                                                --         (48,041)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (11,526,334)     (12,544,722)
                                                                                           ------------     ------------


Net Assets:         Total increase (decrease)in net assets                                   10,799,116     (18,926,797)
                    Beginning of year                                                       224,818,535      243,745,332
                                                                                           ------------     ------------
                    End of year*                                                           $235,617,651     $224,818,535
                                                                                           ============     ============


                    *Undistributed investment income--net                                  $  1,101,837     $    873,027
                                                                                           ============     ============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived                                                  For the Period
from information provided in the financial statements.                                                    Feb. 27, 1998++
                                                                            For the Year Ended July 31,     to July 31,
Increase (Decrease) in Net Asset Value:                                   2001          2000         1999       1998
Per Share           Net asset value, beginning of period               $   12.45    $   14.16    $   15.01     $   15.00
Operating                                                              ---------    ---------    ---------     ---------
Performance:        Investment income--net                                  1.06         1.08         1.11           .47
                    Realized and unrealized gain (loss) on
                    investments--net                                         .95       (1.67)        (.88)           .04
                                                                       ---------    ---------    ---------     ---------
                    Total from investment operations                        2.01        (.59)          .23           .51
                                                                       ---------    ---------    ---------     ---------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                               (.76)        (.82)        (.83)         (.29)
                      In excess of realized gain on investments
                      --net                                                   --        (.01)           --            --
                                                                       ---------    ---------    ---------     ---------
                    Total dividends and distributions to Common
                    Stock shareholders                                     (.76)        (.83)        (.83)         (.29)
                                                                       ---------    ---------    ---------     ---------
                    Capital charge resulting from issuance of
                    Common Stock                                              --           --           --         (.03)
                                                                       ---------    ---------    ---------     ---------
                    Effect of Preferred Stock activity:+++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                             (.28)        (.29)        (.25)         (.10)
                        In excess of realized gain on
                        investments--net                                      --       --++++           --            --
                    Capital charge resulting from issuance of
                    Preferred Stock                                           --           --           --         (.08)
                                                                       ---------    ---------    ---------     ---------
                    Total effect of Preferred Stock activity               (.28)        (.29)        (.25)         (.18)
                                                                       ---------    ---------    ---------     ---------
                    Net asset value, end of period                     $   13.42    $   12.45    $   14.16     $   15.01
                                                                       =========    =========    =========     =========
                    Market price per share, end of period              $   12.35    $ 11.4375    $ 12.9375     $   14.25
                                                                       =========    =========    =========     =========


Total Investment    Based on market price per share                       15.06%      (4.93%)      (3.79%)    (3.14%)+++
Return:**                                                              =========    =========    =========     =========
                    Based on net asset value per share                    14.86%      (5.44%)       (.03%)      2.03%+++
                                                                       =========    =========    =========     =========


Ratios Based on     Total expenses, net of reimbursement***                1.28%        1.32%        1.11%         .45%*
Average Net                                                            =========    =========    =========     =========
Assets Of           Total expenses***                                      1.28%        1.32%        1.14%        1.04%*
Common Stock:                                                          =========    =========    =========     =========
                    Total investment income--net***                        8.29%        8.71%        7.35%        7.66%*
                                                                       =========    =========    =========     =========
                    Amount of dividends to Preferred Stock
                    shareholders                                           2.20%        2.34%        1.66%        1.69%*
                                                                       =========    =========    =========     =========
                    Investment income--net, to Common Stock
                    shareholders                                           6.09%        6.36%        5.68%        5.96%*
                                                                       =========    =========    =========     =========


Ratios Based on     Total expenses, net of reimbursement                    .79%         .81%         .73%         .30%*
Total Average                                                          =========    =========    =========     =========
Net                 Total expenses                                          .79%         .81%         .75%         .71%*
Assets:++++++***                                                       =========    =========    =========     =========
                    Total investment income--net                           5.14%        5.34%        4.83%        5.21%*
                                                                       =========    =========    =========     =========


Ratios Based on     Dividends to Preferred Stock shareholders              3.59%        3.72%        3.20%        3.60%*
Average Net                                                            =========    =========    =========     =========
Assets Of
Preferred Stock:


Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                       $ 148,618    $ 137,819    $ 156,745     $ 166,248
                                                                       =========    =========    =========     =========
                    Preferred Stock outstanding,
                    end of period (in thousands)                       $  87,000    $  87,000    $  87,000     $  87,000
                                                                       =========    =========    =========     =========
                    Portfolio turnover                                    57.57%      129.35%       71.07%        64.62%
                                                                       =========    =========    =========     =========


Leverage:           Asset coverage per $1,000                          $   2,708    $   2,584    $   2,802     $   2,911
                                                                       =========    =========    =========     =========


Dividends Per       Series A--Investment income--net                   $     908    $     967    $     807     $     325
Share On                                                               =========    =========    =========     =========
Preferred Stock     Series B--Investment income--net                   $     890    $     893    $     789     $     340
Outstanding:+++++                                                      =========    =========    =========     =========

*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++Amount is less than $.01 per share.
++++++Includes Common and Preferred Stock average net assets.
+++Aggregate total investment return.
+++++The Fund's Preferred Stock was issued on March 19, 1998.

See Notes to Financial Statements.


MuniHoldings Fund II, Inc., July 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective August 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $79,862 increase to the cost of securities and a corresponding $79,862 decrease to net unrealized appreciation, based on debt securities held as of July 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended July 31, 2001, the Fund reimbursed FAM an aggregate of $32,365 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2001 were $137,372,463 and $122,549,904, respectively.

Net realized gains for the year ended July 31, 2001 and net unrealized gains as of July 31, 2001 were as follows:

                                   Realized          Unrealized
                                    Gains              Gains

Long-term investments            $  1,310,804      $  3,097,197
                                 ------------      ------------
Total                            $  1,310,804      $  3,097,197
                                 ============      ============

As of July 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $3,097,197, of which $8,759,138 related to appreciated securities and $5,661,941 related to depreciated securities. The aggregate cost of investments at July 31, 2001 for Federal income tax purposes was $235,222,354.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended July 31, 2001 and July 31, 2000 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 2001 were as follows: Series A, 2.56% and Series B, 2.61%.

Shares issued and outstanding during the years ended July 31, 2001 and July 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calcu-lated on the proceeds of each auction. For the year ended July 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affi-liate of FAM, earned $108,192 as commissions.


5. Capital Loss Carryforward:
At July 31, 2001, the Fund had a net capital loss carryforward of approximately $19,335,000, of which $7,227,000 expires in 2008 and $12,108,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On August 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.063210 per share, payable on August 30, 2001 to shareholders of record as of August 20, 2001.


MuniHoldings Fund II, Inc., July 31, 2001

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings Fund II, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Fund II, Inc., including the schedule of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Fund II, Inc. at July 31, 2001 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
September 4, 2001


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Fund II, Inc. during its taxable year ended July 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.
Please retain this information for your records.


MANAGED DIVIDEND POLICY (unaudited)

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MUH